EXHIBIT 99.906CERT

EXHIBIT 12 (b)

Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

TRANSAMERICA INCOME SHARES, INC.

FOR THE PERIOD ENDING SEPTEMBER 30, 2007

FORM N-CSR CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Transamerica Income Shares, Inc. (the “Fund”) on Form N-CSR for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies that, to his knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ John K. Carter	Date:	November 20, 2007
John K. Carter
Chief Executive Officer

/s/ Joseph P. Carusone	Date:	November 20, 2007
Joseph P. Carusone
Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.